UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 11, 2016

STIFEL FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-09305	43-1273600
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Financial Plaza

501 North Broadway

St. Louis, Missouri 63102-2102

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (314) 342-2000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On July 11, 2016, Stifel Financial Corp. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Keefe, Bruyette & Woods, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. LLC, as the underwriters named in Schedule A thereto (the “Underwriters”), providing for, among other things, the sale by the Company and the purchase by the Underwriters, acting severally and not jointly, of 6,000,000 depositary shares (the “Depositary Shares”), each representing a 1/1000th interest in a share of the Company’s perpetual 6.25% Non-Cumulative Preferred Stock, Series A (the “Preferred Stock”).

On July 15, 2016, the Company entered into a Deposit Agreement (the “Deposit Agreement”) with Computershare Inc. and Computershare Trust Company, N.A., jointly as depositary (the “Depositary”), providing for, among other things, the deposit by the Company of shares of Preferred Stock with the Depositary and the issuance by the Depositary of receipts evidencing the Depositary Shares.

The foregoing descriptions of the Underwriting Agreement and the Deposit Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Underwriting Agreement and the Deposit Agreement, copies of which are attached to this Current Report on Form 8-K as Exhibit 1.1 and Exhibit 4.1, respectively, and are incorporated herein by reference.

Item 3.02. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 14, 2016, the Company filed a Certificate of Designations (the “Certificate of Designations”) to its Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, establishing the designations, preferences, powers and rights of the Preferred Stock, par value $1.00 per share, liquidation preference of $25,000 per share.

A copy of the Certificate of Designations is attached to this Current Report on Form 8-K as Exhibit 3.1, and is incorporated herein by reference.

Item 8.01. Other Events.

On July 15, 2016, the Company closed the sale of 6,000,000 Depositary Shares, each representing a 1/1000th interest in a share of Preferred Stock. The Depositary Shares were registered for offer and sold pursuant to an effective Registration Statement on Form S-3 (File No. 333-201398) filed with the Securities and Exchange Commission (“SEC”) on January 8, 2015 (the “Registration Statement”).

In connection with the offering of the Depositary Shares, the Company is filing this Current Report on Form 8-K to add the following exhibits to the Company’s Registration Statement on Form S-3 (File No. 333-201398): (i) the Underwriting Agreement (Exhibit 1.1 to this Current Report on Form 8-K), (ii) the Certificate of Designations (Exhibit 3.1 to this Current Report on Form 8-K), (iii) the Deposit Agreement (Exhibit 4.1 to this Current Report on Form 8-K), (iv) the form of depositary receipt (Exhibit 4.2 to this Current Report on Form 8-K) and (v) the opinion of counsel with respect to the validity of the Depositary Shares and the Preferred Stock (Exhibit 5.1 to this Current Report on Form 8-K).

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended that are based upon the Company’s current expectations and projections about future events. The Company intends for these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and the Company is including this statement for purposes of these safe harbor provisions. The forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by the statements. In addition, the Company’s past results of operations do not necessarily indicate the Company’s future results. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include: the ability to successfully integrate acquired companies or the branch offices and financial advisors; a material adverse change in the Company’s financial condition; the risk of borrower, depositor and other customer attrition; a change in general business and economic conditions; changes in the interest rate environment, deposit flows, loan demand, real estate values and competition; changes in accounting principles, policies or guidelines; changes in legislation and regulation; other economic, competitive, governmental, regulatory, geopolitical and technological factors affecting the Company’s operations, pricing and services. Forward-looking statements speak only as to the date they are made. The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made. The Company disclaims any intent or obligation to update these forward-looking statements.

Item 9.01. Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibit

1.1	Underwriting Agreement dated July 11, 2016.

3.1	Certificate of Designations of 6.25% Non-Cumulative Preferred Stock, Series A.

4.1	Deposit Agreement dated as of July 15, 2016.

4.2	Form of Depositary Receipt (included as Exhibit A to Exhibit 4.1 above).

5.1	Opinion of Bryan Cave LLP.

23.1	Consent of Bryan Cave LLP (included in Exhibit 5.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STIFEL FINANCIAL CORP.

Date: July 15, 2016	By:	/s/ Ronald J. Kruszewski
Ronald J. Kruszewski
Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

1.1	Underwriting Agreement dated July 11, 2016.

3.1	Certificate of Designations of 6.25% Non-Cumulative Preferred Stock, Series A.

4.1	Deposit Agreement dated as of July 15, 2016.

4.2	Form of Depositary Receipt (included as Exhibit A to Exhibit 4.1 above).

5.1	Opinion of Bryan Cave LLP.

23.1	Consent of Bryan Cave LLP (included in Exhibit 5.1).

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